SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☒           Soliciting Material Pursuant to section 240.14a-12

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Name of Registrant as Specified in Its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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For Internal Use Only
Not for Outside Distribution

HARRIS

Integration Q&A for MMBC
Updated August 15, 2007

Compensation
Q: How are the Harris pay periods structured?
A: Paydays are the 15th of the month and the next to last business day of the month. If the regularly scheduled payday falls on a Friday, Saturday, Sunday, or bank holiday, the preceding workday becomes the payday.

All full-time, both exempt and non-exempt, employees and part-time exempt employees are “paid current” i.e. paid through the actual paydate. Overtime for non-exempt employees is paid one pay period in arrears.  Part-time non-exempt employees are paid on an hourly basis for all hours worked and are paid one period in arrears.

Q:  I read that Harris offers pay premiums for 2nd and 3rd shifts and Sundays.  Is that for operations/processing or will the banks be open longer hours?
A:Bank hours are determined by the local leadership team. Generally, positions that typically require coverage during a 2nd or 3rd shift tend to be in operations. Harris HR will be working with MMBC HR leaders to map employees to the appropriate shift status as we proceed with our transition.

Locations/Property
Q: What is happening with our plans for new buildings/locations?
A: The Harris Corporate Real Estate team is in the process of reviewing all properties.  More information regarding new properties and any updates to current locations will be determined and communicated after the acquisition has closed.

Q: What will happen to our tenants?
A: Tenants will be contacted by Harris Corporate Real Estate prior to the closing notifying them of the change in ownership.

Q: What is Harris' loan production office in Brookfield?
A: Our Business Banking team has ambitious plans to grow our business. We have a highly skilled, customer-focused team, and we enjoy a competitive advantage in the way we provide a relationship-based, advisory-driven approach to our customers’ business banking needs.

Wisconsin is a market we have served since the early days of our company’s history, and while we have many customers in Wisconsin, this office is our first that is focused on business loan origination in the area.

Operating Model
Q: How loyal is Harris Bank to local vendors?
A: Vendor selection is handled on a case by case basis.  When possible, centralized vendors are utilized to maximize volume discounts.  However, there are situations when a local vendor is preferable.

Organizational Structure
Q: Do the "orientation" sessions coming up in the next few months involve interviews so Harris can ascertain what we each do in the bank?
A: No. The purpose of the orientation sessions is to further familiarize you with Harris’ benefits options. Harris HR, along with other members of the Harris leadership team will be working closely with their MMBC counterparts to gain an understanding of the roles, responsibilities and backgrounds of their team.

Q: As you work through aligning the employees to the Harris Bank philosophy, will you provide each employee with a letter stating what their new title might be and will the letter summarize my benefits?
A: Initial titles will be shared with you near the closing.  Generally jobs are very similar at banks.  If adjustments are found to be necessary, impacted employees will be notified directly.  Benefits information will be shared during orientation.

Q: I understand that my pay will remain the same, but what if I don't feel comfortable with the new role you are transitioning me to?  Will severance be an option for me if I turn down this job?
A: Jobs are mapped to roles with responsibilities that are comparable to what each employee does today.

If and when job transition is necessary, impacted employees will be provided with at least nine weeks notification and detailed information. Any employee who resigns voluntarily will not be eligible to receive severance and outplacement assistance.

Dress Code/Harris Apparel
Q: When will we get Harris pins and t-shirts?
A: Approximately two weeks prior to conversion each employee will receive one Harris shirt and a Harris pin.  Local leadership will select the style of shirt to be provided.

Q: What is the Harris dress code?
A: Harris does not have an official dress code.  Appropriate dress guidelines are established by local leadership.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH THE PROPOSED ACQUISITION OF MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. BY HARRIS, MERCHANTS AND MANUFACTURERS WILL PREPARE A PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC).  WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO THE SHAREHOLDERS OF MERCHANTS AND MANUFACTURERS.  BEFORE MAKING ANY VOTING DECISION, MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE ACQUISITION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.  MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS WILL BE ABLE TO OBTAIN, WITHOUT CHARGE, A COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC FROM THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN, WITHOUT CHARGE, A COPY OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS (WHEN AVAILABLE) BY DIRECTING A REQUEST BY MAIL OR TELEPHONE TO JOHN KRAWCZYK, ESQ., EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL, MERCHANTS AND MANUFACTURERS BANCORPORATION, INC., 5445 WESTRIDGE DRIVE, NEW BERLIN, WI  53151, OR TELEPHONE:  262-827-6700, OR FROM MERCHANTS AND MANUFACTURERS WEBSITE, HTTP://WWW.MMBANCORP.COM.

Participants in the Solicitation

Merchants and Manufacturers, its directors and officers and directors of its subsidiaries may be deemed to be participants in the solicitation of proxies from Merchants and Manufacturers shareholders with respect to the acquisition.  Shareholders may obtain additional information regarding the interests of such directors and executive officers in the acquisition, which may be different than those of Merchants and Manufacturers shareholders generally, by reading the proxy statement and other relevant documents regarding the acquisition, when filed with the SEC.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation.  These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and businesses of both Bank of Montreal and Merchants and Manufacturers.

However, by their nature these forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved.  Bank of Montreal and Merchants and Manufacturers caution readers of this news release not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

These risks, uncertainties and other factors include, but are not limited to, the satisfaction of acquisition closing conditions; regulatory approval and Merchants and Manufacturers shareholder approval of the acquisition; the actual closing of the acquisition; the actual effects of the acquisition on the combined companies and their customers; the combined companies’ ability to successfully integrate and achieve desired operating synergies and results; and others discussed in Bank of Montreal’s and Merchants and Manufacturers’ filings with the Securities and Exchange Commission.